SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2003


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-25148                    11-2974651
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(State or Other Jurisdiction     (Commission                 (IRS Employer
      of Incorporation)           File No.)               Identification No.)


425B Oser Avenue, Hauppauge, New York                              11788
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On April 17, 2003, Global Payment Technologies, Inc. ("GPT"), announced that it sold a significant portion of its South African affiliates for which it received approximately $1.9 million in cash.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a)  Exhibits
          --------

            99.1          Press Release dated April 17, 2003




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                                   SIGNATURES
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          Pursuant to the  requirements of the Securities  Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2003

                                      GLOBAL PAYMENT TECHNOLOGIES, INC.



                                      By: /s/ Thomas McNeill
                                          --------------------------------------
                                          Name:  Thomas McNeill
                                          Title: Vice President, Chief Financial
                                                 Officer and Secretary

                                  EXHIBIT INDEX


         EXHIBIT NO.         DESCRIPTION
         -----------         -----------
         99.1                Press Release dated April 17, 2003